Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events

20. Subsequent Events

With respect to the consolidated financial statements as of and for the year ended December 31, 2015, the Company performed an evaluation of subsequent events through the date of this filing.

On January 6, 2016, the Company exercised an option to increase its stake in WZ UK Ltd., a provider of technology and sales marketing services associated with web builder solutions, from 49% to 57.5%, in exchange for a payment of approximately $2.1 million to the other shareholders of WZ UK Ltd. After certain performance milestones are met, the Company has an option to purchase, and the other shareholders of WZ UK Ltd. have an option to sell to the Company within three years, the remaining shares of WZ UK Ltd. at a per-share price to be determined based on a multiple of revenue.

On October 30, 2015, the Company entered into a definitive agreement pursuant to which it agreed to acquire all of the outstanding shares of common stock of Constant Contact for $32.00 per share in cash, for a total purchase price of approximately $1.1 billion. Constant Contact is a leading provider of online marketing tools that are designed for small organizations, including small businesses, associations and non-profits. The acquisition closed on February 9, 2016.

The purchase price of $1.1 billion is being allocated on a preliminary basis to intangible assets consisting of subscriber relationships, developed technology and trade names of $267.0 million, $88.0 million and $36.0 million, respectively, goodwill of $556.6 million, property and equipment of $32.0 million, working capital of $172.0 million and other assets of $0.3 million, offset by deferred revenue of $39.8 million.

In connection with and concurrently with the acquisition, the Company entered into a $735.0 million incremental first lien term loan facility and a $165.0 million revolving credit facility (which replaced its existing $125.0 million revolving credit facility) and issued $350.0 million of 10.875% senior notes due 2024.

The following unaudited information is as if the Constant Contact acquisition was as of January 1, 2014. The unaudited pro forma results are not necessarily indicative of the actual results that would have occurred had the transaction actually taken place at the beginning of the period indicated. Unaudited pro forma revenue for the years ended December 31, 2014 and 2015 is $960.9 million and $1,105.3 million, respectively. Unaudited pro forma net loss for the years ended December 31, 2014 and 2015 is $135.0 million and $113.0 million, respectively. The unaudited pro forma net loss includes adjustments for additional interest expense related to the debt incurred in connection with the acquisition of Constant Contact.